                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

[X]   Definitive Proxy Statement

[X]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Rule 14a-12

                              MEMBERS MUTUAL FUNDS
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

            1) Title of each class of securities to which transaction applies:

            2)    Aggregate number of securities to which transaction applies:

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            4)    Proposed maximum aggregate value of transaction:

            5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)    Amount Previously Paid:

            2)    Form, Schedule or Registration Statement No.:

            3)    Filing Party:

            4)    Date Filed:

                              MEMBERS MUTUAL FUNDS

                               CASH RESERVES FUND
                                    BOND FUND
                                HIGH INCOME FUND
                                  BALANCED FUND
                             GROWTH AND INCOME FUND
                            CAPITAL APPRECIATION FUND
                                  MID-CAP FUND
                              MULTI-CAP GROWTH FUND
                            INTERNATIONAL STOCK FUND

January 26, 2005

Dear Shareholder:

On March 17, 2005, a special meeting of the shareholders of the mutual funds listed above (each a "Portfolio" and collectively the "Portfolios") will be held at 5810 Mineral Point Road, Madison, Wisconsin, at 3:00 p.m. Central time to vote on the following proposals, which are described in greater detail in the attached Proxy Statement:

      - Shareholders of the Portfolios, voting together as a single group, are being asked to elect Trustees for MEMBERS Mutual Funds ("MMF").

      - Shareholders of the Portfolios, voting together as a single group, are being asked to ratify the appointment of Deloitte & Touche LLP to serve as independent registered public accounting firm for MMF for the fiscal year ending October 31, 2005.

THE BOARD OF TRUSTEES OF MMF RECOMMENDS THAT THE SHAREHOLDERS OF EACH PORTFOLIO VOTE FOR EACH OF THE TRUSTEE NOMINEES AND FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP TO SERVE AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR MMF.

Whether or not you plan to attend the meeting, please fill out, sign and return your proxy card in the envelope provided so that your vote may be counted. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. Please read the entire proxy statement carefully before you vote.

Thank you for your prompt attention and participation.

Sincerely,

Lawrence R. Halverson, CFA
President
MEMBERS Mutual Funds

                              MEMBERS MUTUAL FUNDS
                             5910 Mineral Point Road
                            Madison, Wisconsin 53705

                               CASH RESERVES FUND
                                    BOND FUND
                                HIGH INCOME FUND
                                  BALANCED FUND
                             GROWTH AND INCOME FUND
                            CAPITAL APPRECIATION FUND
                                  MID-CAP FUND
                              MULTI-CAP GROWTH FUND
                            INTERNATIONAL STOCK FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 17, 2005

Notice is hereby given that a Special Meeting of Shareholders of the mutual funds listed above (each a "Portfolio" and collectively the "Portfolios"), each of which is a series of MEMBERS Mutual Funds ("MMF" or the "Fund"), will be held at 5810 Mineral Point Road, Madison, Wisconsin, on March 17, 2005 at 3:00 p.m. Central time, for the purposes of considering the proposals set forth below:

      1.    To elect Trustees for MMF.

      2. To ratify the appointment of the accounting firm of Deloitte & Touche LLP to serve as independent registered public accounting firm for MMF for the fiscal year ending October 31, 2005.

      3. To transact any other business that properly comes before the meeting and any adjournments of the meeting.

SHAREHOLDERS OF RECORD OF EACH PORTFOLIO AS OF THE CLOSE OF BUSINESS ON JANUARY 17, 2005 ARE ENTITLED TO NOTICE OF, AND TO VOTE AT, THIS MEETING OR ANY ADJOURNMENT OF THIS MEETING.

Shareholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the Board of Trustees of MMF. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a later-dated proxy card or by attending the meeting and voting in person.


By Order of the Trustees

Holly S. Baggot
Secretary

Dated: January 26, 2005

                              MEMBERS MUTUAL FUNDS
                             5910 Mineral Point Road
                            Madison, Wisconsin 53705

                               CASH RESERVES FUND
                                    BOND FUND
                                HIGH INCOME FUND
                                  BALANCED FUND
                             GROWTH AND INCOME FUND
                            CAPITAL APPRECIATION FUND
                                  MID-CAP FUND
                              MULTI-CAP GROWTH FUND
                            INTERNATIONAL STOCK FUND

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 17, 2005

This proxy statement is furnished in connection with the solicitation of proxies by the Trustees of MEMBERS Mutual Funds ("MMF" or the "Fund") for a Special Meeting of Shareholders of the mutual funds listed above (each a "Portfolio" and collectively the "Portfolios"), to be held on March 17, 2005 at 3:00 p.m. Central time, at 5810 Mineral Point Road, Madison, WI.

                      VOTING AND OTHER GENERAL INFORMATION

GENERAL INFORMATION

MEMBERS Capital Advisors acts as the investment advisor to each of the Portfolios. CUNA Brokerage Services, Inc., an affiliate of the investment advisor, acts as distributor for each of the Portfolios. The address of both companies is 5910 Mineral Point Road, Madison, WI.

This solicitation is being made primarily by the mailing of this proxy statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of MEMBERS Capital Advisors. The cost of preparing, printing and mailing the proxy statement, and all other costs incurred in connection with the solicitation of proxies, will be paid by the Portfolios.

VOTING RIGHTS

For a shareholder meeting to go forward, there must be a quorum. This means that at least 20% of the votes entitled to be cast on any particular matter must be represented in person or by proxy at the special meeting of shareholders. All returned proxies count towards the quorum, regardless of how they are voted. Abstentions and broker non-votes will have no effect on the proposal to elect Trustees. With respect to the proposal to ratify the Fund's independent registered public accounting firm, an abstention will be counted as shares present at the meeting in determining whether the proposal has been approved and will have the same effect as a vote against the proposal. If a proxy is returned with a broker non-vote on the proposal, the shareholder will not be counted as present and entitled to vote with respect to that proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

If a quorum is not obtained or if sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjourned meeting).

You may revoke your proxy at any time up until voting results are announced at the shareholders meeting. You can do this by writing to the Secretary of MMF, or by submitting a later dated proxy card, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. If you return an executed proxy card without instructions, your shares will be voted "for" each proposal.

Each shareholder of the Fund is entitled to one vote for each dollar of net asset value held by the shareholder. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights.

RECORD DATE AND OUTSTANDING SHARES

Only shareholders of record of the Portfolios at the close of business on January 17, 2005 (the "Record Date") are entitled to notice of and to vote at the meeting and any postponement or adjournment thereof. On that date, each Portfolio had the following numbers and dollar amounts of shares outstanding and entitled to vote:

                                                    TOTAL NUMBER OF                TOTAL DOLLAR AMOUNT OF
PORTFOLIO                                          SHARES OUTSTANDING                 SHARES OUTSTANDING
-------------------------------------          -------------------------          -------------------------
Cash Reserves Fund Class A ..........                     11,430,472.408          $           11,430,472.41
Cash Reserves Fund Class B ..........                      7,589,529.827          $            7,589,529.83
Bond Fund Class A ...................                      5,864,690.784          $           59,292,023.83
Bond Fund Class B ...................                      5,302,644.074          $           53,662,758.03
High Income Fund Class A ............                      6,068,021.670          $           46,056,284.48
High Income Fund Class B ............                      3,105,688.465          $           23,634,289.22
Balanced Fund Class A ...............                      8,406,626.967          $          101,888,318.84
Balanced Fund Class B ...............                      8,838,102.948          $          107,206,188.76
Growth and Income Fund Class A ......                      7,199,227.229          $           91,142,216.72
Growth and Income Fund Class B ......                      6,849,068.450          $           85,750,336.99
Capital Appreciation Fund Class A ...                      5,699,478.701          $           76,316,019.81
Capital Appreciation Fund Class B ...                      5,048,851.602          $           64,372,857.93
Mid-Cap Fund Class A ................                      3,285,123.002          $           42,509,491.65
Mid-Cap Fund Class B ................                      1,674,497.793          $           21,165,652.10
Multi-Cap Growth Fund Class A .......                      5,679,878.311          $           29,024,178.17
Multi-Cap Growth Fund Class B .......                      2,809,075.144          $           13,820,649.71
International Stock Fund Class A ....                      4,266,564.620          $           48,894,830.55
International Stock Fund Class B ....                        749,706.758          $            8,524,165.84

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

At the Record Date, the officers and Trustees of the Fund owned in the aggregate less than one percent of each class of shares of each Portfolio. No person is known to Fund management to be the beneficial owner of more than five percent of any Class B voting shares of any Portfolio as of the Record Date. No person is known to Fund management to be the beneficial owner of more than five percent of any Class A voting shares of any Portfolio as of the Record Date, except as follows:

                                                                    NUMBER OF SHARES       PERCENTAGE
PORTFOLIO                  NAME AND ADDRESS OF BENEFICIAL OWNER       OF CLASS A       OWNERSHIP OF CLASS A
-------------------------  ---------------------------------------  ----------------   --------------------
CASH RESERVES FUND         CUNA Mutual Insurance Society              1,865,525.610            16.32%
                           5910 Mineral Point Rd.
                           Madison, WI  53705

                           CUNA Mutual Life Insurance Co.             1,866,770.180            16.33%
                           5910 Mineral Point Rd.
                           Madison, WI  53705

                           Phillip O. Bahler                             604,559.27             5.29%
                           Huntington Beach, CA

BOND FUND                  Trust Under CMIS Non-Qualified Deferred      673,214.550            11.48%
                           Compensation Plan for Employees
                           State Street as Trustee
                           P.O. Box 391
                           Madison, WI  53701

HIGH INCOME FUND           CUNA Mutual Life Insurance Co.               904,950.301            14.91%
                           5910 Mineral Point Rd.
                           Madison, WI  53705

BALANCED FUND              CUNA Mutual Life Insurance Co.             1,044,098.524            12.42%
                           5910 Mineral Point Rd.
                           Madison, WI  53705

                                                                    NUMBER OF SHARES       PERCENTAGE
PORTFOLIO                  NAME AND ADDRESS OF BENEFICIAL OWNER       OF CLASS A       OWNERSHIP OF CLASS A
-------------------------  ---------------------------------------  ----------------   --------------------
                           CUMIS Insurance Society, Inc.                454,496.906             5.41%
                           5910 Mineral Point Rd.
                           Madison, WI  53705

GROWTH AND INCOME FUND     Trust Under CMIS Non-Qualified Deferred      965,460.642            13.41%
                           Compensation Plan for Employees
                           State Street as Trustee
                           P.O. Box 391
                           Madison, WI  53701

CAPITAL APPRECIATION FUND  CUNA Mutual Life Insurance Co.               966,485.413            16.96%
                           5910 Mineral Point Rd.
                           Madison, WI  53705

                           Trust Under CMIS Non-Qualified Deferred      346,903.831             6.09%
                           Compensation Plan for Employees
                           State Street as Trustee
                           P.O. Box 391
                           Madison, WI  53701

MID-CAP FUND               CUNA Mutual Life Insurance Co.             1,007,416.559            30.67%
                           5910 Mineral Point Rd.
                           Madison, WI  53705

MULTI-CAP GROWTH FUND      Trust Under CMIS Non-Qualified Deferred      405,110.643             7.13%
                           Compensation Plan for Employees
                           State Street as Trustee
                           P.O. Box 391
                           Madison, WI  53701

INTERNATIONAL STOCK FUND   CUNA Mutual Insurance Society                594,839.452            13.94%
                           5910 Mineral Point Rd.
                           Madison, WI  53705

                           CUNA Mutual Life Insurance Co.               356,975.066             8.37%
                           5910 Mineral Point Rd.
                           Madison, WI  53705

                           CUMIS Insurance Society, Inc.              2,125,119.184            49.81%
                           5910 Mineral Point Rd.
                           Madison, WI  53705

OTHER BUSINESS

The Trustees know of no other business to be brought before the meeting. However, if any other matters come before the meeting, proxy cards that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the proxy cards.

SHAREHOLDER PROPOSALS

The Portfolios do not hold annual or other regular meetings of shareholders. Since the Portfolios do not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting of the Portfolios cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

The Portfolios' most recent annual and semiannual reports are available at no cost on the Funds' Web site at www.membersfunds.com or by writing MEMBERS Mutual Funds at P O Box 8390, Boston, MA 02266-8390 or by calling 1-800-877-6089.

Please be sure to read the entire proxy statement before casting your vote. This proxy statement and the accompanying proxy card were first mailed to shareholders on or about January 26, 2005.

                                  PROPOSAL ONE
                              ELECTION OF TRUSTEES

Shareholders are being asked to elect the nominees listed below to the Board of Trustees of MMF. Five current Trustees, Michael S. Daubs, Lawrence R. Halverson, Rolf F. Bjelland, Gwendolyn M. Boeke, and Richard E. Struthers, are being submitted for election by the shareholders at the special meeting. One additional, non-incumbent nominee, Steven P. Riege, also has been nominated to the Board of Trustees. If elected, each nominee will serve as Trustee until his or her successor has been elected and qualified to serve as Trustee or until such time as the Trustee resigns or is removed in accordance with the MMF Declaration of Trust.

At a meeting held on December 28, 2004, the Board of Trustees nominated the Trustee nominees listed in the table below. All nominees have consented to serve as Trustees upon their election, but if any of them should decline or be unable to act as a Trustee, the persons named as proxies may vote in favor of such other person or persons as the Board may recommend.

Each nominee for Trustee of MMF is listed below, together with information regarding such nominee's principal occupation and business experience during the past five years. Unless otherwise indicated, all positions have been held more than five years.

INTERESTED TRUSTEE NOMINEES

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                          TERM OF                                         FUND COMPLEX
                                          OFFICE                                           OVERSEEN BY      OTHER
                            POSITION(S)  AND LENGTH                                        TRUSTEE OR    DIRECTORSHIPS
NAME, ADDRESS AND YEAR OF      HELD       OF TIME    PRINCIPAL OCCUPATION(S) DURING PAST   NOMINEE FOR      HELD BY
        BIRTH                WITH MMF     SERVED 1               5 YEARS                    TRUSTEE 2      TRUSTEE 3
--------------------------  -----------  ----------  -----------------------------------  -------------  -------------
Michael S. Daubs 4          Chairman     1997 -      CUNA Mutual Insurance Society,             19          None
5910 Mineral Point Rd       and Trustee  present     Chief Officer - Investments, 1990 -
Madison, WI  53705                                   present
Year of Birth: 1943
                                                     MEMBERS Capital Advisors, Inc.,
                                                     President, 1982 - present

                                                     CUNA Mutual Life Insurance Company,
                                                     Chief Officer - Investments, 1973 -
                                                     present

Lawrence R. Halverson 4     President    1997 -      MEMBERS Capital Advisors, Inc.,            19          None
5910 Mineral Point Rd       and Trustee  present     Senior Vice President, Equities,
Madison, WI  53705                                   1996 - present
Year of Birth: 1945

1 At its August 2003 meeting, the Board of Trustees of the Fund adopted term limitations authorizing each of the Fund's Trustees to serve in such capacity until the first to occur of such Trustee (1) serving one twelve-year term as Trustee, or (2) reaching the age of 72; provided however, that no disinterested Trustee serving on the Fund's Board on the date of adoption of such term limitations is required to resign pursuant to such the adoption of such limitations prior to September 30, 2004

2 The fund complex consists of the Fund, with 9 portfolios, and Ultra Series Fund, with 10 portfolios.

3 Includes only directorships with companies that have a class of securities registered with the SEC under Section 12 of the Securities Exchange Act of 1934; or are subject to the requirements of Section 15(d) of such Act; or are registered as an investment company.

4 Considered an "interested" Trustee because of the position he holds with the investment advisor of the Fund.

DISINTERESTED TRUSTEE NOMINEES

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                          TERM OF                                         FUND COMPLEX
                                          OFFICE                                           OVERSEEN BY      OTHER
                            POSITION(S)  AND LENGTH                                        TRUSTEE OR    DIRECTORSHIPS
NAME, ADDRESS AND YEAR OF      HELD       OF TIME    PRINCIPAL OCCUPATION(S) DURING PAST   NOMINEE FOR      HELD BY
        BIRTH                WITH MMF     SERVED 1                5 YEARS                   TRUSTEE 2      TRUSTEE 3
--------------------------  -----------  ----------  -----------------------------------  -------------  -------------
Rolf F. Bjelland              Trustee     2003 -     Retired;Lutheran Brotherhood Mutual        19       Regis Corp.,
5910 Mineral Point Rd                     present    Funds, Chairman and President, 1983                 Director
Madison, WI 53705                                    - 2002; Lutheran Brotherhood (now                   1982 -
Year of Birth: 1938                                  Thrivent Financial), Chief                          present
                                                     Investment Officer, to 2002

                                                     A.L.S. Society,
                                                     Treasurer, 2002 - present


Gwendolyn M. Boeke            Trustee     1998 -     Wartburg Theological Seminary,             19          None
5910 Mineral Point Rd                     present    Development Associate, 1997 - 2003
Madison, WI 53705
Year of Birth: 1934
                                                     Evangelical Lutheran Church in
                                                     America, Regional Director, 1990 -
                                                     2000

                                                     Wartburg College, Director, 1986 -
                                                     2001

Richard E. Struthers          Trustee     September  Clearwater Capital Management,             19          None
5910 Mineral Point Rd                     2004 -     Chairman/Chief Executive Officer,
Madison, WI 53705                         present    1998 - present
Year of Birth: 1952

Steven P. Riege (4)           Trustee     Nominee    The Rgroup (management consulting),        19          None
5910 Mineral Point Rd         Nominee                owner and President, 2001 - present
Madison, WI 53705
Year of Birth: 1954
                                                     Robert W. Baird & Co., Senior Vice
                                                     President Marketing and First Vice
                                                     President Human Resources, 1986 -
                                                     2001


1 At its August 2003 Meeting, the Board of Trustees of the Fund adopted term limitations authorizing each of the Fund's Trustees to serve in such capacity until the first to occur of such Trustee (1) serving one twelve-year term as Trustee, or (2) reaching the age of 72; provided however, that no disinterested Trustee serving on the Fund's Board on the date of adoption of such term limitations is required to resign pursuant to such adoption of such limitations prior to September 30, 2004.

2 The Fund complex consists of the Fund, with 9 portfolios, and Ultra Series Fund, with 10 portfolios.

3 Includes only directorships with companies that have a class of securities registered with the SEC under Section 12 of the Securities Exchange Act of 1934; or are registered as an investment company.

4  Riege also is a nominee as Trustee of Ultra Series Fund.

The Board of Trustees of MMF has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The Trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund and its Portfolios. The Trustees held five meetings during the fiscal year ended October 31, 2004. Each incumbent Trustee attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Trustees (held during the period for the Trustee was a Trustee) and (2) the total number of meetings held by all committees of the Board on which the Trustee served (during the periods that the Trustee served).

Shareholders wishing to communicate with the Board or individual Trustees should send such correspondence to the Board or to such individual Trustee, c/o MEMBERS Capital Advisors, 5910 Mineral Point Road, Madison, WI 53705. All such shareholder communications will be forwarded directly to the applicable Board member(s) without being screened. The Fund currently does not have a policy with respect to Board members' attendance at shareholder meetings.

The Fund has an Audit Committee of the Board of Trustees, the members of which are all Trustees who are not "interested persons" of the Fund, as defined in
Section 2(a)(19) of the Investment Company Act of 1940 ("independent Trustees"). Mr. Bjelland, Ms. Boeke, and Mr. Struthers currently comprise the members of the Audit Committee.

The Audit Committee, which has adopted and operates in accordance with a separate Audit Committee Charter, has as its purposes to meet with the Fund's independent registered public accounting firm to review the arrangements for and scope of the audit; discuss matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent registered public accounting firm, or other results of the audit; consider the independent registered public accounting firm comments and suggestions with respect to the Fund's financial policies, accounting procedures and internal accounting controls; and review the form of audit opinion the accountants propose to render to the Fund.

The Audit Committee also reviews any memoranda prepared by the independent registered public accounting firm setting forth any recommended procedural changes; considers the effect upon the Fund of any changes in accounting principles or practices proposed by management or the independent registered public accounting firm; reviews audit and non-audit services provided to the Fund by the independent registered public accounting firm and the fees charged for such services; considers whether to retain the accountants for the next fiscal year and evaluates the independence of the accountants and reports to the Board of Trustees from time to time and makes such recommendations as the committee deems necessary or appropriate.

The Audit Committee met three times during the last fiscal year. A copy of the Audit Committee Charter is included as Exhibit A to this Proxy Statement.

The Board of Trustees does not have a separate Nominating Committee due to the Board's relatively small size. Instead, the independent Trustees meet separately in executive session to discuss any vacancies or nominations to the Board of Trustees. Mr. Bjelland, Ms. Boeke, and Mr. Struthers participated in the consideration of Trustee nominees.

The independent Trustees utilize the following process in selecting Trustee nominees: The independent Trustees (meeting, if they wish, with invited representatives of Fund management) consider the characteristics and qualities of possible candidates. The independent Trustees (or a subgroup thereof) then interview potential candidates. If only a subgroup meets with a candidate, a report is provided to the other independent Trustees. After the independent Trustees reach an agreement on a particular candidate or candidates, they make a recommendation to the full Board of Trustees. The full Board of Trustees then votes on the new candidate or candidates.

The Trustees have not adopted a formal policy or process with regard to the consideration of Trustee candidates recommended by Fund shareholders, since shareholders have not made such recommendations. However, if such a recommendation was received, the Trustees anticipate that they would consider it if a Board vacancy existed at that time, as part of the process described in the preceding paragraph and on the same basis as other candidates.

In identifying a candidate for the trusteeship to which Mr. Riege is nominated, the independent Trustees considered individuals identified by themselves. The independent Trustees also invited the Fund's investment advisor to submit names for consideration. Mr. Riege's name was submitted for consideration by an employee of the Fund's investment advisor.

The current Trustees and Trustee nominee beneficially owned shares in the Fund in the following dollar ranges as of December 31, 2004:

                                      DOLLAR RANGE OF EQUITY     AGGREGATE DOLLAR RANGE OF
                                       SECURITIES IN MEMBERS     EQUITY SECURITIES IN FUND
NAME OF TRUSTEE OR TRUSTEE NOMINEE        MUTUAL FUNDS 1                COMPLEX 1, 2
----------------------------------    ----------------------     -------------------------
INTERESTED TRUSTEES
Michael S. Daubs                         $10,001 - $50,000             Over $100,000
Lawrence R. Halverson                      Over $100,000               Over $100,000

DISINTERESTED TRUSTEES
Rolf F. Bjelland                        $50,001 - $100,000           $50,001 - $100,000
Gwendolyn M. Boeke                       $10,001 - $50,000           $10,001 - $50,000
Steven P. Riege                                none                        none
Richard E. Struthers                     $10,001 - $50,000           $10,001 - $50,000

1     Dollar ranges are as follows: None; $1 - $10,000; $10,001 - $50,000;
      $50,001 - $100,000; and over $100,000.

2 The fund complex consists of the Fund, with 9 portfolios, and Ultra Series Fund, with 10 portfolios.

No compensation is paid by the Fund to any of its officers or Trustees who are affiliated with MEMBERS Capital Advisors. Each Trustee who is not affiliated with MEMBERS Capital Advisors receives compensation from all funds in the fund complex (i.e.,

MEMBERS Mutual Funds and Ultra Series Fund together) pursuant to the following schedule (in addition to reimbursement of travel expenses to attend Trustees' and committee meetings):

Fees Per Regular Board Meeting:                         $4,750
Fees Per Audit Committee Meeting:                       $1,000
Fees Per Special Purpose/Telephone Board Meetings:      $1,500
Lead Independent Director (Annual):                     $5,000
Audit Committee Chairman (Annual):                      $5,000

During the fiscal year ended October 31, 2004, each Trustee not affiliated with MEMBERS Capital Advisors was compensated by the Fund as set forth in the following table:

                                            PENSION OR
                                            RETIREMENT                            TOTAL
                            AGGREGATE        BENEFITS          ESTIMATED       COMPENSATION
                           COMPENSATION     ACCRUED AS          ANNUAL        FROM FUND AND
                               FROM        PART OF FUND      BENEFITS UPON    FUND COMPLEX 1
NAME OF TRUSTEE              THE FUND        EXPENSES         RETIREMENT     PAID TO TRUSTEES
------------------------   ------------    ------------      -------------   ----------------
Rolf F. Bjelland            $13,312.50          n/a               n/a            $26,625
Gwendolyn M. Boeke          $10,812.50          n/a               n/a            $21,625
Steven P. Riege 2              n/a              n/a               n/a              n/a
Richard E. Struthers 3      $ 3,125.00          n/a               n/a            $ 6,250

1 The fund complex consists of the Fund, with 9 portfolios, and Ultra Series Fund, with 10 portfolios.

2 Mr. Riege did not receive any compensation from the Fund or from the fund complex during fiscal year 2004 because he was not a member of the Board of Trustees during that time.

3     Mr. Struthers joined the Board of Trustees in September 2004.

OFFICERS OF THE FUND

Michael S. Daubs and Lawrence R. Halverson, who are Trustees of the Fund, also serve as the Chairman and President, respectively, of the Funds. Information concerning them is set forth under the caption "Interested Trustee Nominees" above. The other officers of the Funds are:

                                                       TERM OF OFFICE                                            OTHER
                                   POSITION(S) HELD    AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING      DIRECTORSHIPS
NAME, ADDRESS AND YEAR OF BIRTH       WITH MMF          TIME SERVED             PAST 5 YEARS                     HELD 1
-------------------------------    ----------------    --------------   ---------------------------------   -------------
Mary E. Hoffman                    Treasurer           1998 - present   MEMBERS Capital Advisors, Inc.,     None
5910 Mineral Point Road                                                 Assistant Vice President -
Madison, WI 53705                                                       Finance & Operations, 2001 -
Year of Birth: 1970                                                     present; Product Operations and
                                                                        Finance Manager, 1998 - 2001

Holly S. Baggot                    Secretary and       1999 - present   MEMBERS Capital Advisors, Inc.,     None
5910 Mineral Point Road            Assistant                            Senior Manager - Product and Fund
Madison, WI 53705                  Treasurer                            Operations, 2001 - present;
Year of Birth: 1960                                                     Operations & Administration
                                                                        Manager, 1998 - 2001

Dan P. Owens                       Assistant           2000 - present   MEMBERS Capital Advisors, Inc.,     None
5910 Mineral Point Road            Treasurer                            Senior Manager - Portfolio
Madison, WI 53705                                                       Operations, 2001 - present;
Year of Birth: 1966                                                     Investment Operations Manager,
                                                                        1999 - 2001

1 Includes only directorships with companies that have a class of securities registered with the SEC under Section 12 of the Securities Exchange Act of 1934; or are subject to the requirements of Section 15(d) of such Act; or are registered as an investment company.

BOARD RECOMMENDATION; VOTE REQUIRED

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE TRUSTEE NOMINEES.

Pursuant to the Declaration of Trust Section 9.5, the vote of a plurality of the votes entitled to be cast, in person or by proxy, at the special meeting is sufficient for the election of each of the nominees, proved that a quorum (at least 20% of the votes entitled to be cast) is represented in person or by proxy. Shareholders are entitled to one vote for each dollar of net asset value of the Portfolios held at the Record Date. All Portfolios will vote together as a single group on the election of Trustees.

Unless otherwise instructed, the proxies will vote for all nominees. In the event any of the above nominees are not candidates for election at the meeting due to events not know known or anticipated, the proxies will vote for such other persons as the Board of Trustees may designate.

                                  PROPOSAL TWO
         RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INFORMATION CONCERNING THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of MEMBERS Capital Advisors or the Fund, has appointed Deloitte & Touche LLP as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2005. The Board recommends that shareholders vote in favor of ratifying this appointment.

Deloitte & Touche LLP examines the annual financial statements of the Fund and provides certain other audit-related and tax-related services to the Fund. Representatives of Deloitte & Touche LLP are not expected to be present at the meeting; however, they will be available by telephone to respond to appropriate questions if requested. Deloitte & Touche LLP also served as the Fund's independent registered public accounting firm for the fiscal year ended October 31, 2004.

PricewaterhouseCoopers LLP served as the Fund's independent accountants for the fiscal year ended October 31, 2003. PricewaterhouseCoopers LLP examined the annual financial statements of the Fund for that fiscal year and provided certain other audit-related and tax-related services to the Fund. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the meeting.

During the Fund's two most recent fiscal years prior to November 1, 2003 (and in any subsequent period prior to the appointment of Deloitte & Touche LLP), the Fund did not consult Deloitte & Touche LLP regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Fund's financial statements or regarding any matter that was the subject of a disagreement or reportable event with respect to the Fund's former accountants.

FEES PAID TO DELOITTE & TOUCHE LLP AND PRICEWATERHOUSECOOPERS LLP

The aggregate fees billed to the Fund by Deloitte & Touche LLP and by PricewaterhouseCoopers LLP for professional services rendered during the fiscal years ended October 31, 2004 and October 31, 2003 were as follows:

Audit Fees. Deloitte & Touche LLP billed the Fund $112,000 for the fiscal year ended October 31, 2004, and PricewaterhouseCoopers LLP billed the Fund $105,000 for the fiscal year ended October 31, 2003, in connection with the audit of the Fund's annual financial statements and for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Deloitte & Touche LLP and PricewaterhouseCoopers LLP did not bill the Fund any amounts during the last two fiscal years for assurance and related services reasonably related to the performance of the audit and not reported under the heading "Audit Fees" above.

Tax Fees. Deloitte & Touche LLP will bill the Fund $19,100 for the fiscal year ended October 31, 2004, and PricewaterhouseCoopers LLP billed the Fund $17,500 for the fiscal year ended October 31, 2003, for professional services rendered by the respective firms for tax compliance, tax advice, tax planning and tax return preparation.

All Other Fees. Deloitte & Touche LLP and PricewaterhouseCoopers LLP did not bill the Fund for any services other than those set forth above during the last two fiscal years.

Audit Committee Pre-Approval Policies. The Audit Committee has established procedures requiring pre-approval of all audit and non-audit services to be provided by the independent registered public accounting firm. The Audit Committee's review includes the determination of a process for the approval of the fees for such services. All of the services described above that were provided on or after May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services, were pre-approved in accordance with the Audit Committee's pre-approval procedures.

For the fiscal year ended October 31, 2004 and October 31, 2003, there were no non-audit fees billed by Deloitte & Touche LLP and PricewaterhouseCoopers LLP, respectively, for services rendered to the Fund, MEMBERS Capital Advisors, and any entity controlling, controlled by or under common control with MEMBERS Capital Advisors that provides ongoing services to the Fund.

BOARD RECOMMENDATION; VOTE REQUIRED

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF DELOITTE & TOUCHE LLP AS THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2005.

In order to ratify Deloitte & Touche LLP as the Fund's independent registered public accounting firm, at least a majority of the votes represented at the meeting and entitled to vote (with each shareholder receiving one vote for each dollar of net asset value held by the shareholder in the Fund) must be cast in favor of ratification, provided that a quorum is present. All Portfolios will vote together as a single group on the ratification of Deloitte & Touche LLP.

                                    EXHIBIT A

                              MEMBERS MUTUAL FUNDS
                             AUDIT COMMITTEE CHARTER
                                DECEMBER 2, 2004

1. The Audit Committee of the Board of Trustees of MEMBERS Mutual Funds and Ultra Series Funds (the "Trusts") shall consist of at least three directors, including the chairperson, who are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and who are also "independent trustees" of the Trusts, as such term is defined in Section 301 of the Sarbanes-Oxley Act of 2002. At least one member of the Audit Committee must be an "audit committee financial expert" as defined in Form N-CSR, Item 3(b).

2.    The purposes of the Audit Committee are:

            (a) to oversee the Trusts' accounting and financial reporting policies and practices, its internal controls and procedures for financial reporting and, as appropriate, such internal controls of certain service providers;

            (b) to consider the provision of audit and any non-audit services by the Trust's independent auditors;

            (c) to oversee the quality and objectivity of the Trusts' financial statements and the independent audit thereof;

            (d) to act as a liaison between the Trusts' independent auditors and the full Board of Trustees; and

            (e) to act upon reports or other information of deficiencies, weaknesses of internal controls and procedures for financial reporting, fraud or other similar matters.

      The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

            (a) to recommend the selection, retention or termination of the independent auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the adviser, and to receive the independent auditors' specific representations as to their independence;

            (b) to meet with the Trusts' independent auditors, including private meetings, as necessary (i) to review the arrangements for the scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Trusts' financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit(s); (iii) to consider the independent auditors' comments with respect to the Trusts' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the independent auditors propose to render to the Board of Trustees and shareholders;

            (c) to discuss with the independent auditors all critical accounting policies and practices to be used; all alternate treatments of financial information with GAAP that have been discussed with the management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditing firm; and other material written communications between the auditing firm and management, such as any management letter or schedule of unadjusted differences;

            (d) to consider the effect upon the Trusts of any changes in accounting principles or practices proposed by management or the independent auditors;

            (e) to review and pre-approve the audit and non-audit services to be provided by the independent auditors, such review to include the determination of a process for the approval of the fees for such services;

            (f) to establish procedures for the receipt, retention and treatment of complaints received by the Audit Committee regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

            (g) to investigate any reports of deficiencies in the design or operation of internal controls and procedures for financial reporting, material weaknesses in such internal controls, any fraud involving management or other employees who have a significant role in the Trusts' internal controls, or other improprieties or suspected improprieties in Trusts operations;

            (h) to receive and act upon any reports from counsel to the Trusts indicating a "material violation" of securities law or a breach of fiduciary duty by the Trusts or any agent of the Trusts;

            (i) to report its activities to the full Board of Trustees on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

            (j) To assist the Board of Trustees with the oversight of the Trusts' internal audit function.

            In order to assist the Audit Committee in performing its oversight function, management will provide drafts of the Trusts' financial statements to Audit Committee members before the financial statements are filed with the SEC or published. Audit Committee members will have the opportunity to make inquiries of management concerning such drafts and, if they deem it necessary or appropriate, to convene a meeting of the Audit committee to consider such drafts.

4. The Audit Committee shall meet as often as it determines is appropriate to carry out is responsibilities under this charter, but not less frequently than quarterly and is empowered to hold special meetings as circumstances require.

5. The Audit Committee, in its discretion, shall meet separately periodically with management, with the Treasurer of the Trusts or with internal auditors or other personnel responsible for the internal audit function and with the independent auditor for the Trusts.

6. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants, and pay the independent auditors, special counsel, and other experts or consultants, out of the assets of the Trusts, as determined under the Trusts' Management Agreement.

7. The Audit Committee shall have authority to set policies relating to the hiring by the Trusts of the independent auditors.

8. The Audit Committee shall evaluate the Trusts' performance at least annually.

9. The Audit Committee shall review this Charter annually and recommend any changes to the full Board of Trustees.

                            (End of Proxy Statement)

PROXY                          MEMBERS MUTUAL FUNDS                        PROXY
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 17, 2005

The undersigned appoints Holly S. Baggot and Robert J. Tuszynski, or any one of them, as proxies of the undersigned, with full power of substitution, to cast all eligible votes held by the undersigned in MEMBERS Mutual Funds (the "Fund") on January 17, 2005, at a Special Meeting of Shareholders of the Fund, to be held at 5810 Mineral Point Road, Madison, Wisconsin, on March 17, 2005, at 3:00 p.m. Central time, and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked. Receipt of the Notice of Special Meeting of Shareholders and the accompanying proxy statement is hereby acknowledged.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND.

SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF MEMBERS MUTUAL FUNDS. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A LATER-DATED PROXY CARD OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com

                           VOTE VIA THE TELEPHONE: 1-866-241-6192

                           VOTE VIA FACSIMILE: 1-888-796-9932

                           999 9999 9999 999

                           NOTE: Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.


                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature of joint owner, if any

                           -----------------------------------------------------
                           Date                                        MMF_14879

Fund                                        Fund                                        Fund
----                                        ----                                        ----
Balanced                                    Bond                                        Capital Appreciation
Cash Reserve                                Growth & Income                             High Income
International Stock                         Mid-Cap                                     Multi-Cap Growth

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. EXAMPLE: [X]

[ ] To vote FOR ALL Portfolios on ALL Proposals, mark this box. (No other vote is necessary.)

1.       TO ELECT TRUSTEES FOR MEMBERS MUTUAL FUNDS.

                                                                                                   FOR      WITHHOLD     FOR ALL
                                                                                                   ALL        ALL        EXCEPT
         01 Michael S. Daubs        02 Lawrence R. Halverson         03 Rolf F. Bjelland           [ ]        [ ]          [ ]
         04 Gwendolyn M. Boeke      05 Richard E. Struthers          06 Steven Riege


If you do not wish your shares to be voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line provided below:

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   FOR      AGAINST      ABSTAIN
2.       TO RATIFY THE APPOINTMENT OF THE ACCOUNTING FIRM OF DELOITTE & TOUCHE                     [ ]        [ ]          [ ]
         LLP TO SERVE AS INDEPENDENT ACCOUNTANTS FOR MEMBERS MUTUAL FUNDS.



                    PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE.